UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 6, 2020 (March 5, 2020)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 7.01	REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is a copy of a statement issued by Rimini Street, Inc. (the “Company”) on March 5, 2020, titled “Rimini Street Prepared to Deliver Uninterrupted Support During COVID-19 Virus Outbreak,” which will be used beginning March 6, 2020, in whole or in part, from time to time, by executives and other employees of the Company in various contexts.
The information presented in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act or the Exchange Act.

All information in Exhibit 99.1 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our expectations of future events, future opportunities, global expansion and other growth initiatives and our investments in such initiatives. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding the Company’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, catastrophic events that disrupt our business, changes in the business environment in which the Company operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which the Company operates; adverse developments in pending litigation or in the government inquiry or any new litigation; our need and ability to raise additional equity or debt financing on favorable terms and our ability to generate cash flows from operations to help fund increased investment in our growth initiatives; the sufficiency of our cash and cash equivalents to meet our liquidity requirements; the terms and impact of our outstanding 13.00% Series A Preferred Stock; changes in taxes, laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the customer adoption of our recently introduced products and services, including our Application Management Services (AMS), Rimini Street Advanced Database Security, and services for Salesforce Sales Cloud and Service Cloud products, in addition to other products and services we expect to introduce in the near future; the loss of one or more members of the Company’s management team; uncertainty as to the long-term value of Company’s equity securities; and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-Q filed on November 7, 2019, and as updated from time to time by the Company’s future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings by the Company with the Securities and Exchange Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit No.	Exhibit Title

99.1	Statement titled “Rimini Street Prepared to Deliver Uninterrupted Support During COVID-19 Virus Outbreak” (Furnished Only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: March 6, 2020	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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